FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT - Changes to the provision for expected credit losses (Details) - Trade receivables - Provision for expected credit losses - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Balance at beginning of year	$ 58.6	$ 12.1
Changes in expected credit losses charged to income	49.5	35.6
Business acquisitions		36.3
Write-off	(68.4)	(25.4)
Balance at end of year	$ 39.7	$ 58.6